UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

August 27, 2025

CALIBERCOS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-41703	47-2426901
(Commission File Number)	(IRS Employer Identification No.)

8901 E. Mountain View Rd. Ste. 150, Scottsdale, AZ	85258
(Address of Principal Executive Offices)	(Zip Code)

(480) 295-7600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.001	CWD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 - Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 27, 2025, CaliberCos Inc. (the “Company”) received written notice from The Nasdaq Stock Market LLC (“Nasdaq”) that, based on the Company’s stockholders’ equity of $(17,604,000) as reported on its Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, the Company is no longer in compliance with Nasdaq Listing Rule 5550(b)(1), which requires companies listed on the Nasdaq Capital Market to maintain a minimum of $2,500,000 in stockholders’ equity for continued listing (the “Stockholder Equity Requirement”). The Nasdaq deficiency letter has no immediate effect on the listing of the Company’s Class A common stock. As such, the Company’s Class A common stock will continue to trade on The Nasdaq Capital Market under the symbol “CWD”.

In accordance with Nasdaq’s listing rules, the Company has 45 calendar days to provide a plan to Nasdaq to regain compliance with the Stockholder Equity Requirement. If this plan is accepted by Nasdaq, the Company may be granted an extension of 180 calendar days from receipt of the deficiency letter to evidence compliance. If the Company is granted such extension and does not regain compliance with the Stockholder Equity Requirement by the end of the compliance period, the Company’s Class A common stock will become subject to delisting. In the event that the Company receives notice that its Class A common stock are being delisted, the Nasdaq listing rules permit the Company to appeal a delisting determination by the Nasdaq’s staff to a Nasdaq hearings panel.

The Company intends to take all reasonable measures available to regain compliance with the Nasdaq listing rules and remain listed on Nasdaq. The Company is currently evaluating various options to regain compliance and plans to timely submit a plan to Nasdaq to regain compliance with the Nasdaq Stockholder Equity Requirement. There can, however, be no assurance that the Company’s plan will be accepted by Nasdaq or that, if it is accepted, the Company will be able to regain compliance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CaliberCos Inc.

Date: August 27, 2025

	By:	/s/ John C. Loeffler, II
	Name:	John C. Loeffler, II
	Title:	Chief Executive Officer